===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[X]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                     SCUDDER VARIABLE LIFE INVESTMENT FUND
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                        [SCUDDER INVESTMENTS LOGO HERE]

                              IMPORTANT NEWS FOR
    SCUDDER VARIABLE LIFE INVESTMENT FUND SHAREHOLDERS AND CONTRACT OWNERS

While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

Q. WHAT IS HAPPENING?

A. Zurich Scudder Investments, Inc. ("ZSI"), the investment manager for each of the funds of Scudder Variable Life Investment Fund, has initiated a re-structuring program to reduce the number of funds it advises by combining certain similar funds. The goal is to streamline the management and opera-tions of the funds advised by ZSI and focus its distribution efforts. Pri-mary components of the restructuring program include:

  . a change in branding to offer virtually all funds advised by ZSI under the Scudder name; and

  . the consolidation of the various Boards of Trustees currently serving ZSI managed funds.

Q. WHAT ISSUES AM I BEING ASKED TO VOTE ON?

A. As described in the enclosed Proxy Statement, you are asked to approve:

  .  the election of your Fund's Board of Trustees; and

  . the ratification of PricewaterhouseCoopers LLP as your Fund's indepen-dent accountants.

  After reviewing the proposals, your Fund's Board has determined that these actions are in the best interest of the Fund's shareholders. The Board rec-ommends that you vote for each proposal.
                        ---

Q. WHY ARE SHAREHOLDERS VOTING ON A NEW BOARD OF TRUSTEES?

A. The Board of your Trust has voted to nominate for election a Board of Trustees that is currently responsible for a significant number of other funds managed by ZSI. The Board believes that this action may benefit shareholders by contributing to greater operating efficiencies for the Trust and ZSI. The enclosed Proxy Statement outlines the prospective board members' qualifications and their current roles in overseeing the other ZSI managed funds.

Q.  WHO WILL PAY FOR THE PROXY SOLICITATION?

A. Costs associated with the proxy solicitation will be borne by ZSI. For more information please consult the enclosed Proxy Statement.

Q.  WHOM SHOULD I CALL FOR MORE INFORMATION ABOUT THIS PROXY STATEMENT?

A. Please call Shareholder Communications Corporation, your Fund's informa-tion agent, at 1-877-389-2297.

                     SCUDDER VARIABLE LIFE INVESTMENT FUND

                            ----------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

    Please take notice that a Special Meeting of Shareholders (the "Meeting") of each portfolio that is listed on Appendix 1 to the Proxy Statement (each such portfolio is referred to herein as a "Fund" and, collectively, the "Funds") of Scudder Variable Life Investment Fund (the "Trust"), will be held at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two Interna-tional Place, Boston, MA 02110-4103, on March 14, 2001, at 3:00 p.m., Eastern time, for the following purposes:

  Proposal 1: To elect Trustees of the Trust; and

  Proposal 2: To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for each Fund for the Fund's current fiscal year.

    The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

    Holders of record of shares of the Funds at the close of business on January 26, 2001 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

    In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accor-dance with applicable law to permit further solicitation of proxies with re-spect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Trust's (for a trust-wide vote) or the concerned Fund's (for a fund-wide vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                   By Order of the Board,

                                   /s/ John Millette
                                   John Millette
                                   Secretary

    January 29, 2001

  IMPORTANT--We urge you to sign and date the enclosed proxy card(s) or vot-ing instruction form(s) and return it in the enclosed envelope which re-quires no postage. Your prompt return of the enclosed proxy card(s) or voting instruction form(s) may save the necessity and expense of further solicitations. If you wish to attend the meeting and vote your shares in person at that time, you will still be able to do so.

                     SCUDDER VARIABLE LIFE INVESTMENT FUND
                            Two International Place
                       Boston, Massachusetts 02110-4103

                                PROXY STATEMENT

                                    GENERAL

    This Proxy Statement is being furnished to shareholders of each portfolio that is listed on Appendix 1 to this Proxy Statement (each such portfolio is referred to herein as a "Fund" and, collectively, the "Funds") of Scudder Variable Life Investment Fund (the "Trust") in connection with two proposals. Proposal 1 describes the election of Trustees and Proposal 2 proposes the rat-ification of the selection of the Funds' independent accountants.

    In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Funds whose proxy statement this is. In addition, for simplicity, actions are described in this Proxy Statement as being taken by the Funds, although all actions are actually taken by the Trust on behalf of the Funds.

    The Board of Trustees (the "Board," the Trustees on which are referred to as the "Trustees") that oversees the Funds is soliciting proxies on behalf of the Trust from shareholders of the Funds for the Special Meeting of Sharehold-ers to be held on March 14, 2001, at the offices of Zurich Scudder Invest-ments, Inc. ("ZSI" or the "Investment Manager"), 13th Floor, Two International Place, Boston, MA 02110-4103, at 3:00 p.m. (Eastern time), and at any and all adjournments or postponements thereof (the "Meeting"). Each Fund is a funding vehicle for variable life insurance policies ("VLI contracts") and variable annuity contracts ("VA contracts") offered by the separate accounts, or subaccounts thereof, of certain life insurance companies ("Participating In-surance Companies"). Individual VLI and VA contract owners are not the "share-holders" of the Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. To the extent required to be consis-tent with interpretations of voting requirements by the staff of the Securi-ties and Exchange Commission ("SEC"), each Participating Insurance Company will offer to contract owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the items to be considered at the Meeting. This Proxy Statement is, therefore, furnished to contract owners entitled to give voting instructions with regard to the Funds. This Proxy Statement, the Notice of Special Meeting and the proxy cards and voting instruction forms are first being mailed to shareholders and contract owners on or about January 29, 2001 or as soon as practicable thereafter.

    THE FUNDS PROVIDE PERIODIC REPORTS TO THEIR SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR A FUND AND A COPY OF ANY MORE RECENT SEMI-ANNUAL REPORT, WITHOUT CHARGE, BY CALLING (800) 778-1482 OR WRITING THE FUND, C/O ZURICH SCUDDER INVESTMENTS, INC., AT THE ADDRESS FOR THE TRUST SHOWN AT THE BEGINNING OF THIS PROXY STATE-MENT.

    Holders of record of shares of each Fund at the close of business on Janu-ary 26, 2001 (the "Record Date") will be entitled to one vote per share on all business of the Meeting, as to any matter on which they are entitled to vote. The table provided in Appendix 2 hereto sets forth the number of outstanding shares of each class of each series of the Trust as of December 31, 2000. Cur-rently, each Fund (except Money Market Portfolio, which does not offer sepa-rate classes of shares) offers two classes of shares: Class A and Class B shares. Shares of each Fund have equal noncumulative voting rights except that each Fund's Class A and Class B shares have separate and exclusive voting rights with respect to certain class-specific items such as the Class B Rule 12b-1 plan. Shareholders of each Fund will vote on each Proposal as a single class regardless of the class of shares they own.

    The Board of Trustees unanimously recommends that shareholders vote FOR the nominees listed in Proposal 1 and FOR Proposal 2.

                       PROPOSAL 1: ELECTION OF TRUSTEES

    At the Meeting, shareholders will be asked to elect nine individuals to constitute the Board of Trustees to oversee the Funds. The proposed slate of nominees currently serves as trustees or directors for nearly all of the Scudder funds although none are currently Trustees of the Funds. The proposed change in board composition is expected to provide administrative efficiencies and potential expense savings to both the Funds and ZSI. These individuals were nominated after a careful and deliberate selection process by the present Board of Trustees.

    The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Funds. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend. The following paragraphs and table present information about the nominees and the Trustees not standing for re-election. Each nominee's or Trustee's age is in parentheses after his or her name. Un-less otherwise noted, (i) each of the nominees and Trustees has engaged in the principal occupation(s) noted in the following paragraphs and table for at least the most recent five years, although not necessarily in the same capaci-ty, and (ii) the address of each nominee is c/o Zurich Scudder Investments, Inc., Two International Place, Boston, MA 02110-4103.

Nominees for Election as Trustees:

Henry P. Becton, Jr. (57)

    Henry P. Becton, Jr. is president of the WGBH Educational Foundation, pro-ducer and distributor of public broadcasting programming and educational and interactive software. He graduated from Yale University in 1965, where he was elected to Phi Beta Kappa. He received his J.D. degree cum laude from Harvard Law School in 1968. Mr. Becton is a member of the PBS Board of Directors, a Trustee of American Public Television, the New England Aquarium, the Boston Museum of Science, Concord Academy and the Massachusetts Corporation for Edu-cational Telecommunications, an Overseer of the Boston Museum of Fine Arts, and a member of the Board of Governors of the Banff International Television Festival Foundation. He is also a Director of Becton Dickinson and Company and A.H. Belo Company, a Trustee of the Committee for Economic Development, and a member of the Board of Visitors of the Dimock Community Health Center, the Dean's Council of Harvard University's Graduate School of Education and the Massachusetts Bar. Mr. Becton has served as a trustee or director of various mutual funds advised by ZSI since 1990 and currently serves as a trustee or director for 44 funds advised by ZSI.

Linda C. Coughlin (48)*

    Linda C. Coughlin, a Managing Director of ZSI, is head of ZSI's U.S. Re-tail Mutual Funds Business. Ms. Coughlin joined ZSI in 1986 and was a member of the firm's Board of Directors. She currently oversees the marketing, serv-ice and operations of ZSI retail businesses in the United States, which in-clude the Scudder, Kemper, AARP, and the direct and intermediary channels. She also serves as Chairperson of the AARP Investment Program from Scudder and as a Trustee of the Program's mutual funds. Ms. Coughlin is also a member of the Mutual Funds Management Group. Previously, she served as a regional Marketing Director in the retail banking division of Citibank and at the American Ex-press Company as Director of Consumer Marketing for the mutual fund group. Ms. Coughlin received a B.A. degree in economics summa cum laude from Fordham University. Ms. Coughlin has served on the boards of various funds ad-vised by ZSI since 1996 and currently serves as a trustee or director for 137 funds advised by ZSI.

Dawn-Marie Driscoll (54)

    Dawn-Marie Driscoll is an Executive Fellow and Advisory Board member of the Center for Business Ethics at Bentley College, one of the nation's leading institutes devoted to the study and practice of business ethics. Ms. Driscoll is also president of Driscoll Associates, a consulting firm. She is a member of the Board of Governors of the Investment Company Institute and serves as Chairman of the Directors Services Committee. Ms. Driscoll was named 1999 "Fund Trustee of the Year" by Fund Directions, a publication of Institutional Investor, Inc. She has been a director, trustee and overseer of many civic and business institutions, including The Massachusetts Bay United Way and Regis College. Ms. Driscoll was formerly a law partner at Palmer & Dodge in Boston and served for over a decade as Vice President of Corporate Affairs and Gen-eral Counsel of Filene's, the Boston-based department store chain. Ms. Driscoll received a B.A. from Regis College, a J.D. from Suffolk University Law School, a D.H.L. (honorary) from Suffolk University and a D.C.S. (honor-ary) from Bentley College Graduate School of Business. Ms. Driscoll has served as a trustee or director of various mutual funds advised by ZSI since 1987 and currently serves as a trustee or director for 44 funds advised by ZSI.

Edgar R. Fiedler (71)

    Edgar R. Fiedler is Senior Fellow and Economic Counsellor at The Confer-ence Board. He served as the Board's Vice President, Economic Research from 1975 to 1986 and as Vice President and Economic Counsellor from 1986 to 1996. Mr. Fiedler's business experience includes positions at Eastman Kodak in Roch-ester (1956-59), Doubleday and Company in New York City (1959-60), and Bankers Trust Company in New York City (1960-69). He also served as Assistant Secre-tary of the Treasury for Economic Policy from 1971 to 1975. Mr. Fiedler gradu-ated from the University of Wisconsin in 1951. He received his M.B.A. from the University of Michigan and his doctorate from New York University. During the 1980's, Mr. Fiedler was an Adjunct Professor of Economics at the Columbia Uni-versity Graduate School of Business. From 1990 to 1991, he was the Stephen Ed-ward Scarff Distinguished Professor at Lawrence University in Wisconsin. Mr. Fiedler is a Director of The Stanley Works, Harris Insight Funds, The Brazil Fund, Inc., and PEG Capital Management, Inc. He has served as a board member of various mutual funds advised by ZSI since 1984 and currently serves as a trustee or director for 50 funds advised by ZSI.

Keith R. Fox (46)

    Keith R. Fox is the managing partner of the Exeter Group of Funds, a se-ries of private equity funds with offices in New York and Boston, which he founded in 1986. The Exeter Group invests in a wide range of private equity situations, including venture capital, expansion financings, recapitalizations and management buyouts. Prior to forming Exeter, Mr. Fox was a director and vice president of BT Capital Corporation, a subsidiary of Bankers Trust New York Corporation organized as a small business investment company and based in New York City. Mr. Fox graduated from Oxford University in 1976, and in 1981 received an M.B.A. degree from the Harvard Business School. Mr. Fox is also a qualified accountant. He is a board member and former Chairman of the National Association of Small Business Investment Companies, and a director of Golden State Vintners, K-Communications, Progressive Holding Corporation and Facts On File, as well as a former director of over twenty companies. Mr. Fox has served as a trustee or director of various mutual funds advised by ZSI since 1996 and currently serves as a trustee or director for 44 funds advised by ZSI.

Joan Edelman Spero (56)

    Joan E. Spero is the president of the Doris Duke Charitable Foundation, a position to which she was named in January 1997. From 1993 to 1997, Ms. Spero served as Undersecretary of State for Economic, Business and Agricultural Af-fairs under President Clinton. From 1981 to 1993, she was an executive at the American Express Company, where her last position was executive vice president for Corporate Affairs and Communications. Ms. Spero served as U.N. Ambassador to the United Nations Economic and Social Council under President Carter from 1980 to 1981. She was an assistant professor at Columbia University from 1973 to 1979. She graduated Phi Beta Kappa from the University of Wisconsin and holds a master's degree in international affairs and a doctorate in political science from Columbia University. Ms. Spero is a member of the Council on For-eign Relations and the Council of American Ambassadors. She also serves as a trustee of the Wisconsin Alumni Research Foundation, The Brookings Institution and Columbia University and is a Director of First Data Corporation. Ms. Spero has served as a trustee or director of various mutual funds advised by ZSI since 1998 and currently serves as a trustee or director for 44 funds advised by ZSI.

Jean Gleason Stromberg (57)

    Jean Gleason Stromberg acts as a consultant on regulatory matters. From 1996 to 1997, Ms. Stromberg represented the U.S. General Accounting Office be-fore Congress and elsewhere on issues involving banking, securities, securi-ties markets, and government-sponsored enterprises. Prior to that, Ms. Stromberg was a corporate and securities law partner at the Washington, D.C.

law office of Fulbright and Jaworski, a national law firm. She served as Asso-ciate Director of the SEC's Division of Investment Management from 1977 to 1979 and prior to that was Special Counsel for the Division of Corporation Fi-nance from 1972 to 1977. Ms. Stromberg graduated Phi Beta Kappa from Wellesley College and received her law degree from Harvard Law School. From 1988 to 1991 and 1993 to 1996, she was a Trustee of the American Bar Retirement Associa-tion, the funding vehicle for American Bar Association-sponsored retirement plans. Ms. Stromberg serves on the Wellesley College Business Leadership Coun-cil and the Council for Mutual Fund Director Education at Northwestern Univer-sity Law School and was a panelist at the SEC's Investment Company Director's Roundtable. Ms. Stromberg has served as a board member of various mutual funds advised by ZSI since 1997 and currently serves as a trustee or director for 44 funds advised by ZSI.

Jean C. Tempel (57)

    Jean C. Tempel has been a Managing Partner for First Light Capital LLC, a venture capital fund, since April 2000. Ms. Tempel concentrates on investment opportunities in the Boston area. From 1993 to April 2000, Ms. Tempel was a venture partner for Internet Capital Group, a strategic network of Internet partnership companies. She spent 25 years in technology/operations executive management at various New England banks, building custody operations and real time financial/securities processing systems, most recently as Chief Opera-tions Officer at The Boston Company. From 1991 until 1993 she was president/COO of Safeguard Scientifics, a Pennsylvania technology venture com-pany. In that role she was a founding investor, director and vice chairman of Cambridge Technology Partners. She is a director of XLVision, Inc., Marathon Technologies, Inc., Aberdeen Group and Sonesta Hotels International, and is a Trustee of Northeastern University, Connecticut College, and The Commonwealth Institute. She received a B.A. from Connecticut College, an M.S. from Rensse-laer Polytechnic Institute of New York, and attended Harvard Business School's Advanced Management Program. Ms. Tempel has served as a trustee or director of various mutual funds advised by ZSI since 1994 and currently serves as a trustee or director for 44 funds advised by ZSI.

Steven Zaleznick (46)*

    Steven Zaleznick is President and CEO of AARP Services, Inc., a wholly-owned and independently-operated subsidiary of AARP which manages a range of products and services offered to AARP members, provides marketing services to AARP and its member service providers and establishes an electronic commerce presence for AARP members. Mr. Zaleznick previously served as AARP's general counsel for nine years. He was responsible for the legal affairs of AARP, which included tax and legal matters affecting non-profit organizations, contract negotiations, publication review and public policy litigation. In 1979, he joined AARP as a legislation representative responsible for issues involving taxes, pensions, age discrimination, and other national issues affecting older Americans. Mr. Zaleznick is President of the Board of Cradle of Hope Adoption Center in Washington, D.C. He is a former treasurer and currently a board member of the National Senior Citizens Law Center. Mr. Zaleznick received his B.A. in economics from Brown University. He received his J.D. degree from Georgetown University Law Center and is a member of the District of Columbia Bar Association. Mr. Zaleznick has served as a board member of various mutual funds advised by ZSI since 2000 and currently serves as a trustee or director for 44 funds advised by ZSI.

Trustees Not Standing for Re-Election:

                                   Present Office with the Trust;
                               Principal Occupation or Employment and
Name (Age)                                 Directorships
----------                     --------------------------------------
Dr. Kenneth Black, Jr. (75)  Trustee; Regents' Professor Emeritus,
                             Georgia State University. Dr. Black does
                             not serve on the board of any other trusts
                             or corporations advised by ZSI.

Dr. Rosita P. Chang (46)     Trustee; Professor of Finance, University
                             of Hawaii. Dr. Chang serves on the board
                             of one additional trust whose funds are
                             advised by ZSI.

Peter B. Freeman (68)        Trustee; Corporate Director and Trustee.
                             Mr. Freeman does not serve on the board of
                             any other trusts or corporations whose
                             funds are advised by ZSI.

Dr. J. D. Hammond (67)       Trustee; Dean Emeritus, Smeal College of
                             Business Administration, Pennsylvania
                             State University. Dr. Hammond serves on
                             the board of one additional trust whose
                             funds are advised by ZSI.

Kathryn L. Quirk (48)*       Trustee, Vice President and Assistant
                             Secretary; Managing Director of ZSI. Ms.
                             Quirk serves on the boards of an
                             additional 6 trusts or corporations whose
                             funds are advised by ZSI.

-----------
* Nominee or Trustee considered by the Trust and its counsel to be an "in-terested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust, the Investment Manager or AARP be-cause of his or her employment by the Investment Manager or AARP, and, in some cases, holding offices with the Trust.

Responsibilities of the Board of Trustees--Board and Committee Meetings

    A fund's board is responsible for the general oversight of fund business. The board that is proposed for shareholder voting at this Meeting is comprised of two individuals who are considered "interested" Trustees, and seven indi-viduals who have no affiliation with ZSI and who are called "independent" Trustees (the "Independent Trustees"). The SEC has recently adopted rules that require a majority of the board members of a fund to be "independent" if the fund takes advantage of certain exemptive rules under the 1940 Act. On the proposed Board of Trustees, if approved by shareholders, nearly 78% will be Independent Trustees. Each of the nominees that will be considered Independent Trustees if elected has been selected and nominated solely by the current In-dependent Trustees of the Trust. The Independent Trustees have primary respon-sibility for assuring that each Fund is managed in the best interests of its shareholders.

    The Trustees meet several times during the year to review the investment performance of the Funds and other operational matters, including policies and procedures designed to assure compliance with regulatory and other require-ments. In 2000, the Trustees conducted ten meetings to discuss Fund issues (including committee and subcommittee meetings and special meetings of the In-dependent Trustees). Furthermore, the Independent Trustees review the fees paid to the Investment Manager and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted several policies and practices which help ensure their effectiveness and independence in reviewing fees and representing shareholders. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Trustees select inde-pendent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Trustees are also assisted in this regard by the Funds' independent auditors and other independent experts re-tained from time to time for this purpose. The Independent Trustees regularly meet privately with their counsel and other advisors. In addition, the Inde-pendent Trustees from time to time have appointed task forces and subcommit-tees from their members to focus on particular matters such as investment, ac-counting and shareholder servicing issues.

    The Board of Trustees has an Audit Committee and a Committee on Indepen-dent Trustees, the responsibilities of which are described below. In addition, the Board has a Valuation Committee and an Executive Committee.

Audit Committee

    The Audit Committee reviews with management and the independent public ac-countants for each series of the Trust, among other things, the scope of the audit and the internal controls of each series and its agents, reviews and approves in advance the type of services to be rendered by independent accoun-tants, recommends the selection of independent accountants for each series of the Trust to the Board, reviews the independence of such firm and, in general, considers and reports to the Board on matters regarding the accounting and fi-nancial reporting practices for each series of the Trust.

    As suggested by the Advisory Group Report, the Trust's Audit Committee is comprised of only Independent Trustees (all of whom serve on the committee), meets privately with the independent accountants of each series of the Trust, will receive annual representations from the accountants as to their indepen-dence, and has a written charter that delineates the committee's duties and powers.

Committee on Independent Trustees

    The Board of Trustees of the Trust has a Committee on Independent Trust-ees, comprised of all of the Independent Trustees, charged with the duty of making all nominations of Independent Trustees, establishing Trustees' compen-sation policies, retirement policies and fund ownership policies, reviewing Trustees' affiliations and relationships annually, and periodically assessing and reviewing evaluations of the Board of Trustees' effectiveness.

Attendance

    As noted above, the Trustees of the Trust conducted ten meetings in calen-dar year 2000 to deal with fund matters, including various committee and sub-committee meetings and special meetings of the Independent Trustees. The full Board of Trustees of the Trust met five times, the non-interested Trustees met twice, the Audit Committee met once and the Committee on Independent Trustees met twice during calendar year 2000. Each then current Trustee attended 100% of the total meetings of the full Board of Trustees and each of the above named committees on which he or she served held during calendar year 2000, ex-cept Ms. Quirk who attended 80% of those meetings.

Ownership of Fund Shares

    The Trustees, including the Independent Trustees and the nominees, view ownership of shares of the funds on whose boards they serve as an important issue. Consistent with this belief, as of November 30, 2000, the Trustees and nominees' total aggregate holdings in shares of all funds advised by ZSI ranged between $0 and $50,000 for two Trustees and nominees, $50,000 and $100,000 for two Trustees and nominees, and exceeded $100,000 for ten Trustees and nominees. Because the Funds are only available as investment options through VA and VLI contracts, none of the Trustees or nominees may own any shares of the Funds directly. However, in many cases, the Trustees and nominees do own shares of other funds advised by ZSI with objectives and poli-cies substantially similar to those of the Funds. In addition, the nominees have included share ownership as a part of their corporate governance guide-lines with respect to other funds advised by ZSI on whose boards they serve.

Officers

    The following persons are officers of the Trust:

                                                                     Year First
                                Present Office with the Trust;       Became an
Name (Age)                   Principal Occupation or Employment/1/   Officer/2/
----------                 ----------------------------------------- ----------
Linda C. Coughlin (48)...  President; Managing Director of ZSI.         2000

Kathryn L. Quirk (48)....  Trustee, Vice President and Assistant        1985
                           Secretary; Managing Director of ZSI.

Robert S. Cessine (50)...  Vice President; Managing Director of ZSI.    1999

Irene T. Cheng (46)......  Vice President; Managing Director of ZSI.    1997

Peter Chin (58)..........  Vice President; Managing Director of ZSI.    1999

William F. Gadsden (45)..  Vice President; Managing Director of ZSI.    1996

Gary A. Langbaum (53)....  Vice President; Managing Director of ZSI.    1999

Valerie F. Malter (42)...  Vice President; Managing Director of ZSI.    1996

Kathleen Millard (40)....  Vice President; Managing Director of ZSI.    1999

Gerald J. Moran (61).....  Vice President; Managing Director of ZSI.    1996

Frank J. Rachwalski, Jr.
  (55)...................  Vice President; Managing Director of ZSI.    1998

John R. Hebble (42)......  Treasurer; Senior Vice President of ZSI.     1998

John Millette (38).......  Vice President and Secretary;                1999
                           Vice President of ZSI.

Brenda Lyons (37)........  Assistant Treasurer; Senior Vice             2000
                           President of ZSI.

Caroline Pearson (38)....  Assistant Secretary; Senior Vice             1997
                           President of ZSI; formerly, Associate,
                           Dechert Price & Rhoads
                           (law firm) from 1989-1997.

-----------
/1/ Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not neces-sarily in the same capacity.
/2/ The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified, and all other officers hold offices in accordance with the By-laws of the Trust.

Compensation of Trustees and Officers

    The Trust pays each Independent Trustee an annual Trustee's fee plus spec-ified amounts for Board and committee meetings attended and reimburses ex-penses related to the business of the Trust. Each Independent Trustee receives an annual Trustee's fee of $2,000 per fund, and a fee of $200 per fund for at-tending each Board meeting, Audit Committee meeting or other meeting held for the purpose of considering arrangements between the Trust and ZSI, or any of its affiliates. Each Independent Trustee also receives $100 per fund for all other committee meetings attended. The newly-constituted Board may determine to change its compensation structure.

    The following Compensation Table provides in tabular form the following data:

  Column (1) All Trustees who receive compensation from the Trust.

  Column (2) Aggregate compensation paid to each Trustee by the Trust during calendar year 2000.

  Column (3) Total compensation received by each Trustee from funds managed by ZSI (collectively, the "Fund Complex") during calendar year 2000.

                              Compensation Table

                                             Aggregate      Total Compensation
                                            Compensation    from Fund Complex
                                           from the Trust    Paid to Trustee
Trustees                                 (number of series) (number of series)
--------                                 ------------------ ------------------
Dr. Kenneth Black, Jr...................  $38,072 (9 funds) $ 38,072  (9 funds)
Dr. Rosita P. Chang.....................  $38,072 (9 funds) $ 44,491 (20 funds)
Peter B. Freeman........................  $32,107 (9 funds) $113,368 (43 funds)
Dr. J. D. Hammond.......................  $38,072 (9 funds) $ 44,491 (20 funds)

    The Independent Trustees are not entitled to benefits under any pension or retirement plan. A one-time benefit will be provided to those Independent Trustees who have volunteered to leave the Board prior to their normal retire-ment date in order to facilitate the nomination of a consolidated board. Inas-much as ZSI will also benefit from the administrative efficiencies of a con-solidated board, ZSI has agreed to reimburse the Funds for the entire cost of this benefit, which is expected to be an amount equal to two times each non-continuing Independent Trustee's annual compensation from each Fund, without giving effect to any fee waiver or deferral arrangements. Accordingly, it is estimated that Drs. Black, Chang and Hammond and Mr. Freeman will each receive a one-time benefit of approximately $65,000 with respect to the Trust.

    ZSI supervises the Trust's investments, pays the compensation and certain expenses of its personnel who serve as Trustees and officers of the Trust and receives a management fee for its services. Several of the Trust's officers and Trustees are also officers, directors, employees or stockholders of ZSI and participate in the fees paid to that firm, although the Trust does not make any direct payments to them other than for reimbursement of travel ex-penses in connection with their attendance at Board and committee meetings.

    The Board of Trustees unanimously recommends that the shareholders of each Fund vote FOR each nominee.

     PROPOSAL 2: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
                                  ACCOUNTANTS

    The Board, including all of the Independent Trustees, has selected PricewaterhouseCoopers LLP to act as independent accountants of each Fund for the Fund's current fiscal year and recommends that shareholders ratify such selection. One or more representatives of PricewaterhouseCoopers LLP are ex-pected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

    The Board of Trustees unanimously recommends that shareholders of each Fund vote in favor of this Proposal 2.

                            ADDITIONAL INFORMATION

General

    Proxy Solicitation. As discussed above, shares of each Fund are offered only to Participating Insurance Companies to fund benefits under their VA con-tracts and VLI contracts (each a "Contract"). Accordingly, as of the close of business on January 26, 2001, shares of each Fund were held by separate ac-counts, or subaccounts thereof, of various Participating Insurance Companies. These shares are owned by the Participating Insurance Companies as depositors for their respective Contracts issued to individual contract owners or to a group (e.g., a defined benefit plan) in which individuals participate (collec-tively, "Participants"). Participants have the right to instruct the Partici-pating Insurance Companies on how to vote the shares related to their inter-ests through their Contracts (i.e., pass-through voting). A Participating In-surance Company must vote the shares of a Fund held in its name as directed. If a Participating Insurance Company does not receive voting instructions for all of the shares of a Fund held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to each Proposal on which it is entitled to vote, for, against or abstaining, in the same proportion as the shares of that Fund for which it has received instructions from contract owners (i.e., echo voting). The group Participants of some group Contracts may have the right to direct the vote, with respect to each Proposal on which they are entitled to vote, for all shares of a Fund held under the Contract, for, against or ab-staining, in the same proportions as shares for which instructions have been given under the same Contract. This Proxy Statement is used to solicit in-structions from Participants for voting shares of the Funds as well as for so-liciting proxies from the Participating Insurance Companies, the actual share-holders of the Funds. All persons entitled to direct the voting of shares, whether or not they are shareholders, will be described as voting for purposes of this Proxy Statement.

    Any shareholder of a Fund giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Trust, c/o Zurich Scudder Investments, Inc., at the address for the Trust shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal. Only a shareholder may execute or revoke a proxy. A Partici-pant who has given voting instructions may revoke them through the applicable Participating Insurance Company. A Participant may also revoke the accompany-ing voting instruction at any time prior to its use by filing with the Trust a written revocation or duly executed voting instruction bearing a later date. In addition, any Participant who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any voting instruction previously given. The persons named in the accompanying voting instruction will vote as directed, but in the absence of voting directions in any voting instruction that is signed and returned, they may vote the interest represented thereby FOR each Proposal and may vote in accordance with their best judgment with re-spect to other matters not now known to the Board that may be presented to the Meeting.

    The presence at any shareholders' meeting, in person or by proxy, of the holders of at least one-third of the shares of the Trust (for a trust-wide vote) or a Fund (for a fund-wide vote) entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Trust's (for a trust-wide vote) or a Fund's (for a fund-wide vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but that have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons enti-tled to vote nor has discretionary power to vote on a particular matter. Ac-cordingly, shareholders are urged to forward their voting instructions prompt-ly.

    The election of each nominee under Proposal 1 requires the affirmative vote of a plurality of the shares of the Trust voting on such election. The vote for the election of Trustees will be determined based upon the results of the voting of shares of each series of the Trust, voting as a single class. The votes of shareholders of the other series of the Trust are being solicited through a separate proxy statement. Approval of Proposal 2 requires the affir-mative vote of a majority of the shares of a Fund voting at the Meeting. Ab-stentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposals 1 and 2.

    To the best of the Trust's knowledge, as of November 30, 2000, each execu-tive officer, nominee and Trustee of the Trust individually, and the officers and Trustees as a group, owned beneficially less than 1% of the outstanding shares of each class of each series of the Trust. Appendix 3 hereto sets forth the beneficial owners of more than 5% of each class of each Fund's shares, as well as the beneficial owners of more than 5% of the shares of each class of the other series of the Trust, as of November 30, 2000. To the best of the Trust's knowledge, as of November 30, 2000, no person owned beneficially more than 5% of a class of any Fund's outstanding shares or the shares of each class of the other series of the Trust, except as stated on Appendix 3.

    Proxy solicitation costs will be paid by ZSI. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and em-ployees of ZSI and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. Shareholder Communications Corporation ("SCC") also has been engaged to assist in the solicitation of proxies, at an estimated cost of $10,000. As the Meeting date approaches, certain sharehold-ers of the Fund, if their votes have not yet been received, may receive a tel-ephone call from a representative of SCC requesting that they submit the proxy card(s) or voting instruction form(s) originally sent with the Proxy State-ment. Should shareholders require additional information regarding the proxy or replacement proxy card(s) or voting instruction form(s), they may contact SCC toll-free at 1-877-389-2297. Any proxy given by a shareholder is revocable un-til voted at the Meeting.

    Investment Adviser and Principal Underwriter. Zurich Scudder Investments, Inc., 345 Park Avenue, New York, New York 10154, is the Funds' investment ad-viser. Scudder Investor Services, Inc., located at Two International Place, Boston, Massachusetts 02110-4103, serves as principal underwriter to the Trust.

    Shareholder Proposals for Subsequent Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Zurich Scudder Investments, Inc., Two Interna-tional Place, Boston, Massachusetts 02110, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

    Other Matters to Come Before the Meeting. The Board is not aware of any matters that will be presented for action at the Meeting other than the mat-ters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in ac-cordance with their best judgment in the interest of the Trust and/or the Funds.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) OR VOTING INSTRUC-TION FORM(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                       By Order of the Board,

                                      /s/ John Millette

                                       John Millette
                                       Secretary

                                   APPENDIX 1

                     SCUDDER VARIABLE LIFE INVESTMENT FUND

                             Money Market Portfolio
                                 Bond Portfolio
                               Balanced Portfolio
                          Growth and Income Portfolio
                            Capital Growth Portfolio
                         21st Century Growth Portfolio
                           Global Discovery Portfolio
                            International Portfolio

                                   APPENDIX 2

                            FUND SHARES OUTSTANDING

    The table below sets forth the number of shares of each class of each se-ries of the Trust outstanding as of December 31, 2000.

                                                                   Number of
                                                                    Shares
   Fund                                                           Outstanding
   ----                                                         ---------------
   Money Market Portfolio...................................... 112,581,729.782

   Bond Portfolio
     Class A...................................................  14,977,028.317

   Balanced Portfolio
     Class A...................................................  14,185,626.136

   Growth and Income Portfolio
     Class A...................................................  17,807,441.482
     Class B...................................................   1,251,221.755

   Capital Growth Portfolio
     Class A...................................................  48,842,984.860
     Class B...................................................      50,384.567

   Global Discovery Portfolio
     Class A...................................................  13,653,972.421
     Class B...................................................     922,055.972

   International Portfolio
     Class A...................................................  52,621,230.091
     Class B...................................................      53,783.208

   Large Company Growth Portfolio
     Class A...................................................   1,543,946.378
     Class B...................................................         101.519

   21st Century Growth Portfolio
     Class A...................................................   3,263,745.365
     Class B...................................................         101.320

                                  APPENDIX 3

               Beneficial Owners of More Than 5% of Fund Shares

    As of November 30, 2000, 2,626,923 shares in the aggregate, or 5.38% of the outstanding shares of Capital Growth Portfolio, Class A; 3,254,197 shares in the aggregate, or 6.39% of the outstanding shares of International Portfo-lio, Class A; 4,020,713 shares in the aggregate, or 22.94% of Growth and In-come Portfolio, Class A; 5,252,424 shares in the aggregate, or 39.77% of Global Discovery Portfolio, Class A; and 411,007 shares in the aggregate, or 13.47% of the outstanding shares of 21st Century Growth Portfolio, Class A were held in the name of Allmerica Life Insurance Company, 440 Lincoln Street, Worcester, MA 01653, who may be deemed to be the beneficial owner of certain of these shares.

    As of November 30, 2000, 1,262,052 shares in the aggregate, or 8.60% of the outstanding shares of Bond Portfolio, Class A; and 987,386 shares in the aggregate, or 5.63% of the outstanding shares of Growth and Income Portfolio, Class A were held in the name of American Maturity Life Insurance Company, 200 Hopemeadow Street, Simsbury, CT 06089, who may be deemed to be the beneficial owner of certain of these shares.

    As of November 30, 2000, 175,845 shares in the aggregate, or 11.33% of the outstanding shares of Large Company Growth Portfolio, Class A; and 175,821 shares in the aggregate, or 5.76% of the outstanding shares of 21st Century Growth Portfolio, Class A were held in the name of Glenbrook Life and Annuity Company, 1600 South Wolf Road, Wheeling, IL 60090, who may be deemed to be the beneficial owner of certain of these shares.

    As of November 30, 2000, 76,419,388 shares in the aggregate, or 67.44% of the outstanding shares of Money Market Portfolio; 2,836,060 shares in the ag-gregate, or 19.33% of the outstanding shares of Bond Portfolio, Class A; 8,070,115 shares in the aggregate, or 16.54% of the outstanding shares of Cap-ital Growth Portfolio, Class A; 5,219,333 shares in the aggregate, or 36.76% of the outstanding shares of Balanced Portfolio, Class A; 6,399,973 shares in the aggregate, or 12.57% of the outstanding shares of International Portfolio, Class A; 6,752,722 shares in the aggregate, or 38.52% of the outstanding shares of Growth and Income Portfolio, Class A; 3,141,602 shares in the aggre-gate, or 23.79% of the outstanding shares of Global Discovery Portfolio, Class A; 1,208,413 shares in the aggregate, or 77.87% of the outstanding shares of Large Company Growth Portfolio, Class A; and 1,695,398 shares in the aggre-gate, or 55.57% of the outstanding shares of 21st Century Growth Portfolio, Class A were held in the name of Kemper Horizon Plan, 222 South Riverside Pla-za, Chicago, IL 60606, who may be deemed to be the beneficial owner of certain of these shares.

    As of November 30, 2000, 4,038,605 shares in the aggregate, or 7.93% of the outstanding shares of International Portfolio, Class A; 12,797 shares in the aggregate, or 24.03% of the outstanding shares of International Portfolio, Class B; 2,268,027 shares in the aggregate, or 12.94% of the outstanding shares of Growth and Income Portfolio, Class A; 4,002,545 shares in the aggre-gate, or 30.31% of the outstanding shares of Global Discovery Portfolio, Class A; and 429,964 shares in the aggregate, or 14.09% of the outstanding shares of 21st Century Growth Portfolio, Class A were held in the name of Kemper Invest-ors Life Insurance Company, 222 South Riverside Plaza, Chicago, IL 60606, who may be deemed to be the beneficial owner of certain of these shares.

    As of November 30, 2000, 1,666,009 shares in the aggregate, or 11.36% of the outstanding shares of Bond Portfolio, Class A; and 1,981,480 shares in the aggregate, or 13.95% of the outstanding shares of Balanced Portfolio, Class A were held in the name of Lincoln Benefit Life Insurance Company, 2920 South 84th Street, Lincoln, NE 68506, who may be deemed to be the beneficial owner of certain of these shares.

    As of November 30, 2000, 5,509,099 shares in the aggregate, or 37.55% of the outstanding shares of Bond Portfolio, Class A; 26,700,627 shares in the aggregate, or 54.71% of the outstanding shares of Capital Growth Portfolio, Class A; and 16,719,948 shares in the aggregate, or 32.85% of the outstanding shares of International Portfolio, Class A were held in the name of Mutual of America Life Insurance Company, 320 Park Avenue, New York, NY 10022, who may be deemed to be the beneficial owner of certain of these shares.

    As of November 30, 2000, 1,899,755 shares in the aggregate, or 12.95% of the outstanding shares of Bond Portfolio, Class A; and 2,119,735 shares in the aggregate, or 12.09% of the outstanding shares of Growth and Income Portfolio, Class A were held in the name of Provident Mutual Life Insurance Company, 1000 Chesterbrook Blvd., Berwyn, PA 19312, who may be deemed to be the beneficial owner of certain of these shares.

    As of November 30, 2000, 5,652,040 shares in the aggregate, or 39.80% of the outstanding shares of Balanced Portfolio, Class A; and 3,447,118 shares in the aggregate, or 6.77% of the outstanding shares of International Portfolio, Class A were held in the name of Safeco Life Insurance Company, 5069 154th Place NE, Redmond, WA 98052, who may be deemed to be the beneficial owner of certain of these shares.

    As of November 30, 2000, 167,775 shares in the aggregate, or 10.81% of the outstanding shares of Large Company Growth Portfolio, Class A; 101 shares in the aggregate, or 100% of the outstanding shares of Large Company Growth Portfolio, Class B; 337,382 shares in the aggregate, or 11.06% of the out-standing shares of 21st Century Growth Portfolio, Class A; and 101 shares in the aggregate, or 100% of the outstanding shares of 21st Century Growth Port-folio, Class B were held in the name of Zurich Scudder Investments, Inc., 2 International Place, Boston, MA 02210, who may be deemed to be the beneficial owner of certain of these shares.

    As of November 30, 2000, 2,659,619 shares in the aggregate, or 5.45% of the outstanding shares of Capital Growth Portfolio, Class A were held in the name of USAA Life Insurance Company, 9800 Fredericksburg Road, San Antonio, TX 78288, who may be deemed to be the beneficial owner of certain of these shares.

    As of November 30, 2000, 20,701,662 shares in the aggregate, or 18.27% of the outstanding shares of Money Market Portfolio, Class A; 3,796,668 shares in the aggregate, or 7.78% of the outstanding shares of Capital Growth Portfolio, Class A; and 7,900,579 shares in the aggregate, or 15.52% of the outstanding shares of International Portfolio, Class A were held in the name of Union Cen-tral Life Insurance Company, 1876 Waycross Road, Cincinnati, OH 45240, who may be deemed to be the beneficial owner of certain of these shares.

    As of November 30, 2000, 2,985,432 shares in the aggregate, or 5.87% of the outstanding shares of International Portfolio, Class A; 1,208,084 shares in the aggregate, or 95.72% of Growth and Income Portfolio, Class B; and 873,038 shares in the aggregate, or 98.62% of Global Discovery Portfolio, Class B were held in the name of United of Omaha Life Insurance Company, 3301 Dodge Street, Omaha, NE 68131, who may be deemed to be the beneficial owner of certain of these shares.

    As of November 30, 2000, 51,043 shares in the aggregate, or 100% of the outstanding shares of Capital Growth Portfolio, Class B; and 37,998 shares in the aggregate, or 71.35% of the outstanding shares of International Portfolio, Class B were held in the name of WM Life Insurance Company, c/o Safeco Life Insurance Company, 5069 154th Place NE, Redmond, WA 98052, who may be deemed to be the beneficial owner of certain of these shares.

For more information, please contact Shareholder Communications Corporation, your Fund's information agent, at 1-877-389-2297.




                                                                  SVLIF Mega #30

                            YOUR VOTE IS IMPORTANT!

          Please fold and detach card at perforation before mailing.

[  ] PORTFOLIO                 Special Meeting of Shareholders - March 14, 2001


     I hereby appoint John Millette, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on March 14, 2001 at 3:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments thereof.

     I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

     This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

                                       PLEASE SIGN, DATE AND RETURN PROMPTLY
                                             IN THE ENCLOSED ENVELOPE.
                                              NO POSTAGE IS REQUIRED.

                                    Dated ___________________, 2001

                                    PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES
                                    APPEAR.  WHEN SIGNING AS AN ATTORNEY,
                                    EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                    GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS
                                    SUCH.


                                    ------------------------------------------
                                         Signature(s) of Shareholder(s)

                            YOUR VOTE IS IMPORTANT!

           Please fold and detach card at perforation before mailing.

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

This proxy is solicited on behalf of the Board of Trustees of the Fund. The Board of Trustees unanimously recommends a vote FOR the proposals.

PROPOSAL 1                                                   Please vote by filling in the boxes below.
----------
To elect Trustees to hold office until their respective        FOR all        WITHHOLD
successors have been duly elected and qualified or until      nominees      authority to
their earlier resignation or removal.                          listed       vote for all
NOMINEES:  (01) Henry P. Becton, Jr., (02) Linda C.          (except as       nominees
Coughlin, (03) Dawn-Marie Driscoll, (04) Edgar R.             noted in         listed
Fiedler, (05) Keith R. Fox, (06) Joan Edelman Spero, (07)       space
Jean Gleason Stromberg, (08) Jean C. Tempel, (09) Steven      provided)
Zaleznick.
                                                              [_]               [_]

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE, WRITE THE NAME(S) ON THE LINE
IMMEDIATELY BELOW.

____________________________________________________

                                                                  FOR          AGAINST        ABSTAIN
PROPOSAL 2
----------
To ratify the selection of PricewaterhouseCoopers LLP as         [_]             [_]            [_]
the Fund's independent accountants for its current fiscal
year.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.


        PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE